Exhibit 99.1

Corporate Overview February 2008 Improving the lives of hospitalized patients

Ted Schroeder President, CEO & co-founder

Forward-looking statements This presentation contains forward-looking statements, including statements regarding: the timeframes in which we expect to complete and disclose results from our clinical trials; the timeframes in which we expect to file submissions to regulatory authorities seeking marketing authorization for our product candidates, and the potential scope of those submissions; the ability of our product candidates to address unmet medical needs and be commercially successful; and the anticipated revenue and market potential of our product candidates. The inclusion of forward-looking statements should not be regarded as a representation by Cadence that any of its plans will be achieved. Actual results may differ materially from those included in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: our dependence on the success of our only two product candidates; delays in completing clinical trials or achieving our product development goals, or significant issues regarding the design or execution of our clinical trials; the results of our clinical trials, and whether the FDA agrees with our analyses of these results; whether the results of our clinical trials are unfavorable or inconsistent with previous trial results; the potential need to expand our ongoing clinical trials or to conduct additional clinical trials; the market potential for our product candidates, and our ability to compete with new or existing products; unanticipated adverse side effects or inadequate therapeutic efficacy of our product candidates; delays or quality issues with respect to completion of pre-commercialization manufacturing development activities; the scope, validity and limitations in our patent rights, and our ability to maintain patent protection for our product candidates; the need to obtain substantial additional funding to complete our clinical development programs and successfully launch our products; other difficulties or delays in developing, testing, manufacturing, obtaining regulatory approval for, and marketing our product candidates; and other risks detailed in Cadence's press releases and public filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Cadence undertakes no obligation to revise or update this presentation to reflect events or circumstances that occur after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. ..

Hospital-focused business strategy Acquire, develop and commercialize late stage products Target $50+ billion US hospital market with focused sales force AcetavanceTM - Phase III for acute pain and fever (US) Market leading injectable analgesic in EU - BMS '07 sales ~80 million units Opioid sparing potential 505(b)2 path to US FDA approval OmigardTM - Phase III for catheter-related infections (US/EU) Large unmet need - impact on patient care and costs to hospitals Primary endpoint in ongoing Phase III trial achieved as secondary in previous trial SPA path to US FDA approval Cadence: highlights

AcetavanceTM intravenous acetaminophen

AcetavanceTM: product overview Oral acetaminophen - most widely used drug for pain and fever Available in US for 50+ years Active ingredient in Tylenol(r) and 300+ medications Acetavance - proprietary IV formulation Marketed by BMS in Europe since 2002 (PerfalganTM) Cadence acquired US and Canadian rights from BMS

AcetavanceTM: limitations of current IV therapies Sedation Nausea Vomiting Constipation Headache Cognitive impairment Respiratory depression Opioids NSAIDs Black Box Warning Bleeding GI complications Kidney complications Cardiovascular risks Prolonged recovery Increased length of stay Higher costs to the institution Limited use

AcetavanceTM: foundation of multi-modal analgesia 1 Sinatra, et al. Anesthesiology. April 2005 IV acetaminophen + opioids IV acetaminophen +/- opioids IV acetaminophen First analgesic drug post-op Add opioids if pain increases Result1: >33% decrease in opioids Superior pain relief Better patient satisfaction

AcetavanceTM: EU market leader unit sales (million) product sales (USD million) 80 67 56 45 28 $11 $60 $112 $140 $167 $200 2002 2003 2004 2005 2006 2007e European IV Acetaminophen Sales EU market share leader: 21% share of all injectable analgesics (1H07) $2.50 average price/unit - $7-9 in select European countries Source: IMS, company estimates

Market Size Pricing Share AcetavanceTM: large US market opportunity 278 million IV analgesic units1 (2006) Acetavance expected to grow market $7/vial Toradol(r) US price in 1997 Upper limit of pricing to be tested EU: 21% of all IV analgesic units Upside potential Significant product opportunity Sales 1Source: IMS

AcetavanceTM: abdominal GYN surgery (301) results Treatment of pain following abdominal gynecologic surgery Acetavance vs. placebo over 48 hours Primary endpoint (SPI-24/48hrs) not statistically significant Huge standard deviation in pain scores immediately post-op Positive secondary endpoints: Pain relief Patient global satisfaction Time to rescue medication Excellent safety results Adverse events and LFTs not different from placebo

AcetavanceTM: demonstrated safety and efficacy ?2,000 subjects received IV acetaminophen in clinical trials Safety consistent with oral acetaminophen 48 hour safety first established in Cadence 301 study Adverse events equal or slightly below placebo Safety Efficacy 10 successful, randomized, placebo-controlled, post-operative pain trials completed with IV acetaminophen

Acetavance™: 505(b)2 path to NDA

Requirement	Study	Status
Single dose PK	BMS-9805IC-CIS (Dietlin)	Complete
Multiple dose PK – adults	CADX 101	Complete
Single dose efficacy – fever	CADX 302	Complete
24 hr efficacy – orthopedic	BMS-RC-201-3002 (Sinatra)	Complete
48 hr safety	CADX 301	Complete
Multiple dose PK – peds	CADX 102	Ongoing
24 hr efficacy – soft tissue	CADX 304	Ongoing
5 day safety – adults	CADX 351	1Q08 initiation
5 day safety peds	CADX 352	1Q08 initiation
48 hr efficacy	*Requirement TBD with FDA*	

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cadence™ PHARMACEUTICALS

R* IV Acetaminophen: strong intellectual property Acetaminophen in solution Acetaminophen polymers Free radical formation + Formulation must protect acetaminophen from O2 degradation Covers process for removing oxygen from a solution and solutions made by that process Expires in 2021 Issued US process & product-by-process patent Covers all acceptable formulations containing radical scavengers and/or radical antagonists Expires in 2017 Issued US formulation patent X Oxygen

OmigardTM omiganan 1% aqueous gel

OmigardTM: product overview Topical antimicrobial for catheter-related infections Bactericidal and fungicidal Rapid and prolonged effect Powerful resistance profile Excellent safety profile Convenient application Composition of matter to 2017 plus extensions Cadence acquired North American and European rights

OmigardTM: significant unmet need Catheters are leading cause of BSI 325,000 catheter-related BSIs 40,000 - 80,000 deaths Mounting pressures to lower infection rates Mandatory hospital reporting Changes in CMS reimbursement $25,000 per infection Significant limitations with current standard of care Limited duration of activity Increasing resistance Omigard

OmigardTM: large market opportunity 20 million central lines placed in US 11 million CVCs 7 million arterial lines 2 million PICCs 9% CAGR 3 to 4 applications of Omigard per catheter Dressing change and reapplication every 3 days >50 million potential applications of Omigard in US

OmigardTM: clear path to FDA approval Special Protocol Assessment (SPA) completed with FDA Single confirmatory Phase III trial required for approval Primary endpoint: Local Catheter Site Infection (LCSI) 42% LCSI reduction (p=0.03) demonstrated in previous Phase III study (n=1,407) Phase III CLIRS trial: Central Line Infection Reduction Study 1,850 patients in the US and Europe Enrollment completion expected 2Q08 Fast Track Status

OmigardTM: perceived as major advancement Harris Interactive, Inc. November 2006 85% Combined Extremely Favorable/Very Favorable Impression Physicians (n=230) Nurses (n=75) Pharmacists (n=41)

Acetavance "speed of onset" fever trial results 1Q08 Acetavance FDA meeting 2Q08 Acetavance Phase III laparoscopic surgery results 2H08 Omigard Phase III CLIRS results 2H08 Acetavance NDA submission 1H09* Omigard NDA submission 1H09 Cadence: key milestones * Subject to discussions with FDA

Cadence: experienced management team

Individual/Title	Select Previous Affiliations
Ted Schroeder President, CEO & co-founder	BMS, Dura, Elan
Jim Breitmeyer, MD, PhD EVP, Development & Chief Medical Officer	Serono, AME, Lilly
Hazel Aker, JD SVP, General Counsel	Alaris, CancerVax, Ambrx
Bill Craig, PhD SVP, Pharmaceutical Development & Manufacturing	Telios, Alpha, ISTA
Bill LaRue SVP, Chief Financial Officer	SafeSkin, CancerVax
Cathy Hardalo, MD VP, Clinical Development	Schering Plough
Malvina Laudicina VP, Regulatory Affairs and Quality Assurance	Schering-Plough, Dura, Pfizer
Mike Royal, MD, JD VP, Clinical Development, Analgesics	Elan, Alpharma, Solstice
David Socks VP, Business Development & co-founder	Windamere Venture Partners

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CADENCE PHARMACEUTICALS

Nine months ended September 30, 2007: Operating expenses $39.6 million Shares outstanding 29.1 million As of December 31, 2007: Cash and cash equivalents $56 million Cadence: financial position

Hospital-focused business strategy Acquire, develop and commercialize late stage products Target $50+ billion US hospital market with focused sales force AcetavanceTM - Phase III for acute pain and fever (US) Market leading injectable analgesic in EU - BMS '07 sales ~80 million units Opioid sparing potential 505(b)2 path to US FDA approval OmigardTM - Phase III for catheter-related infections (US/EU) Large unmet need - impact on patient care and costs to hospitals Primary endpoint in ongoing Phase III trial achieved as secondary in previous trial SPA path to US FDA approval Cadence: highlights

NASDAQ: CADX Improving the lives of hospitalized patients